SCHEDULE 14A INFORMATION
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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                           SOURCE CAPITAL CORPORATION
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               (Name of Registrant as Specified in Its Character)

                           SOURCE CAPITAL CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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[X] No Fee Reqired.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and O-11.
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      4)  Date Filed:
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                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                            Spokane, Washington 99212
                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 2000
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                                                             Spokane, Washington
                                                                  April 10, 2000

To the Shareholders:

NOTICE is hereby given that the Annual Meeting of the Shareholders of SOURCE CAPITAL CORPORATION will be held at the Double Tree Hotel Spokane City Center, 322 North Spokane Falls Ct., Spokane, Washington on the 25th day of May 2000, at 6 o'clock p.m. P.D.T. for the following purposes as further described in the attached Proxy Statement:

1. To elect three Class III Directors, for a three-year term ending at the annual meeting of the shareholders in 2003.

2. To consider and act upon a proposal to amend the Company's 1994 Employee Stock Option Plan.

3. To consider and act upon a proposal to amend the Company's 1994 Key Employee Stock Option Plan.

4. To consider and act upon a proposal amend the Company's 1994 Directors Stock Option Plan.

5. To consider and act upon a proposal to ratify the appointment of BDO SEIDMAN, LLP as independent auditors.

6. To transact such business as may properly come before the meeting or any adjournment thereof.

Nominees for Class III Directors to be elected at the Annual Meeting are set forth in the enclosed Proxy Statement.

The Board of Directors has fixed the close of business on April 7, 2000 for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof.

Please mark the box "Plan to attend" on the Proxy card if you plan to attend the meeting in person.

                         By Order of the Board of Directors

                         D. Michael Jones, President and Chief Executive Officer

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THIS WILL ASSURE YOUR REPRESENTATION IN THE QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

IF THE REQUIRED NUMBER OF VOTES TO DECIDE THE ISSUES AT THE ANNUAL MEETING ARE NOT PRESENT IN PERSON OR BY PROXY, THE MEETING MAY BE ADJOURNED OR POSTPONED AND RESCHEDULED FOR A LATER DATE THUS REQUIRING THE COMPANY TO INCUR ADDITIONAL EXPENSE. THEREFORE, PLEASE RETURN YOUR PROXY PROMPTLY.

                           SOURCE CAPITAL CORPORATION
                             1825 N. Hutchinson Road
                            Spokane, Washington 99212
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                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                  to be held on
                                  May 25, 2000
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Persons Making the Solicitation

The accompanying proxy is solicited by the Board of Directors of Source Capital Corporation, a Washington Corporation (the "Company"), in connection with the Annual Meeting of the Shareholders to be held on May 25, 2000 (the "Annual meeting"), or any adjournment or postponement thereof. The Form 10-KSB Annual Report of the Company for the year ended December 31, 1999, has been mailed to shareholders prior to or together with the mailing of this Proxy Statement. The cost of preparing, assembling and mailing this Proxy Statement and each accompanying proxy is to be borne by the Company. The Company may, upon request, reimburse the transfer agent, brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy material to such beneficial owners. If it becomes necessary to make a second distribution of proxy cards and reminder notices to brokers and nominees of shareholders and/or to shareholders, there will be additional charges which will be paid by the Company. Directors, officers and regular employees of the Company (for no additional compensation) may solicit proxies personally or by telephone, telecopy or telegram from some shareholders. The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to shareholders is April 10, 2000.

Voting Securities; Quorum; Abstentions; Broker Non-Votes

The Board of Directors has fixed the close of business on April 7, 2000, as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the "Record Date"). The holders of a majority of the issued and outstanding Common Stock of the Company and entitled to vote in person or by proxy, will constitute a quorum.

The Company has one Class of capital stock outstanding which consists of Common Stock, no par value ("Common Stock"). As of April 7, 2000, 1,358,715 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights for the election of directors. The nominees for election as Directors who receive the highest number of votes will be elected Directors. The ratification of the Board of Director's appointment of auditors will require the affirmative vote of the majority of the votes cast on the proposal.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Shares held by brokers or nominees for the accounts of others, as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote, in their discretion, shares for which no instructions have been given.

Revocability of Proxy

The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. Shareholders may revoke a proxy by written notice to the Secretary of the Company or by giving notice of revocation at the annual meeting of shareholders or at any time prior thereto. A proxy is not revoked by the death or incompetency of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, where instructions have been given by the shareholder, will be voted in accordance with such instructions. The proxy may be revoked at any time before its exercise by sending written notice of revocation to the Secretary of the Company at or prior to the Annual Meeting, or by signing and delivering another proxy dated as of a later date.

Security Ownership of Certain Beneficial Owners.

The following table sets forth as of April 7, 2000, information relating to the beneficial ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of any class of voting securities of the Company.

                                                                 Common Stock
                                                                 ------------

         Name                                  Title              Number of            Percent of
         of Beneficial Owner                   Class              Shares               Outstanding Shares
         -------------------                   -----              ------               ------------------

         Alvin J. Wolff, Jr.                Common stock          187,710  [1]             13.64%
         1825 N. Hutchinson Rd.
         Spokane, WA 99212

         Danny R. Schnitzer                 Common stock           72,000                   5.30%
         11221 Pacific Highway, S.W.
         Tacoma, WA 98499

         Miller & Jacobs Capital, L.L.C.
         1 Aldwin Center
         Suite 101
         Villanova, PA 19085                Common stock          147,843  [2]              9.96%

         Franklyn Mutual Advisers
         51 John F. Kennedy Pkwy

         Short Hills, NJ 07078              Common stock          174,781  [3]             11.40%

         Heartland Value Plus Fund
         790 N. Milwaukee Street

         Milwaukee, WI 53202                Common stock          174,781  [4]             11.40%


[1] Includes outstanding options to purchase 17,200 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date and 1,260 shares of Common Stock owned by Mr. Wolff's wife. Excludes 56,990 shares of Common Stock held by Mr. Wolff's father and 2,323 shares of Common Stock held by Mr. Wolff's adult children as to which Alvin J. Wolff Jr. disclaims beneficial ownership.

[2] Includes 124,843 shares of Common Stock which may be acquired upon conversion of $1,000,000 of the Company's Convertible Subordinated Debentures beneficially owned by Miller & Jacobs Capital, LLC.

[3] Includes 174,781 shares of Common Stock which may be acquired upon conversion of $1,400,000 of the Company's Convertible Subordinated Debentures.

[4] Includes 174,781 shares of Common Stock which may be acquired upon conversion of $1,400,000 of the Company's Convertible Subordinated Debentures.

Security Ownership of Directors and Executive Officers.

The following table sets forth as of April 7, 2000 information relating to the beneficial ownership of the Company's Common Stock, by each director, by those executive officers listed in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated, all persons named as beneficial owners of the Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. The address for each of the persons listed below, unless otherwise noted, is 1825 N. Hutchinson Road, Spokane, Washington, 99212.

                                                                Common Stock
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         Name                                  Title              Number of            Percent of
         of Beneficial Owner                   Class              Shares               Outstanding Shares
         -------------------                   -----              ------               ------------------
         Alvin J. Wolff, Jr.                Common stock          187,710  [1]             13.64%

         Clarence H. Barnes                 Common stock           17,130  [5]              1.25%

         John Frucci                        Common stock           14,272  [6]              1.04%

         Charles Stocker                    Common stock           11,785  [5]              *

         Daniel Nelson                      Common stock            5,200  [3]              *

         Robert E. Lee                      Common stock           10,300  [4]              *

         Paul A. Redmond                    Common stock            4,000  [2]              *

         D. Michael Jones                   Common stock           46,819  [8]              3.38%

         James L. Kirschbaum                Common stock           29,700  [7]              2.15%

         Lester L. Clark                    Common stock           29,311  [9]              2.12%

         All directors and
         officers as a group
           (10 persons)                     Common stock          356,227                  23.72%

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         * Less than 1%

[1] Includes outstanding options to purchase 17,200 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date and 1,260 shares of Common Stock owned by Mr. Wolff's wife. Excludes 56,990 shares of Common Stock held by Mr. Wolff's father and 2,323 shares of Common Stock held by Mr. Wolff's adult children as to which Alvin J. Wolff Jr. disclaims beneficial ownership.

[2] Includes outstanding options to purchase 3,000 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[3] Includes outstanding options to purchase 4,200 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[4] Includes outstanding options to purchase 9,300 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[5] Includes outstanding options to purchase 10,300 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[6] Includes options to purchase 13,300 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[7] Includes outstanding options to purchase 24,500 shares of Common stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[8] Includes outstanding options to purchase 27,500 shares of Common stock which were exercisable as of April 7, 2000 or within 60 days from such date.

[9] Includes outstanding options to purchase 23,000 shares of Common Stock which were exercisable as of April 7, 2000 or within 60 days from such date. Excludes 5,717 shares of Common Stock held by Mr. Clark's parents and 400 shares of Common

         Stock held by Mr. Clark's adult children as to which Lester L. Clark disclaims beneficial ownership.

Proposal No. 1: ELECTION OF DIRECTORS

Nominees

The Board of Directors currently consists of eight Directors who are divided into three classes. The members of each class serve three-year terms, with one class elected annually. The Board of Directors has nominated the three individuals listed below for election as Class III Directors to serve terms of three years ending at the Annual Meeting of Shareholders in 2003 or until their respective successors have been duly elected and qualified. The nominees are:

                                            Clarence H. Barnes

                                            Robert E. Lee

                                            D. Michael Jones

The Company has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unwilling or unable to serve as a Director for any reason, the Board of Directors shall designate a substitute nominee. Unless instructions to the contrary are specified in the Proxy, it is intended that the Proxies will be voted in favor of the three persons who have been nominated by the Board of Directors.

         The Board of Directors recommends a vote FOR the election of the Nominees named above.

Board of Directors of Source Capital Corporation

The following tables set forth information concerning the Company's Board of
Directors:

               Class I directors whose present term of office will
              continue after the Annual Meeting of shareholders and
               whose term of office will expire at the 2001 annual
                     meeting of shareholders are as follows:

                                    Company
                                    Director
Name                       Age      Since            Principal Occupation
                                                                                                     CLASS I DIRECTORS
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John A Frucci              65       1991             Retired from Central Valley School District, Mr. Frucci currently manages his personal investments which include apartment complexes, condominiums and duplexes. Director of Pacific Northwest District Kiwanis Foundation.

Daniel R. Nelson           61       1998             Mr. Nelson was Chairman and Chief Executive Officer of West One Bancorp from
                                                     1986 until December 1995 and President and Chief Operating Officer of U.S.
                                                     Bancorp from December 1995 until December 1996. Mr. Nelson is currently a private investor.

              Class II directors whose present term of office will
                continue after the Annual Meeting of shareholders
                  and whose term will expire at the 2002 annual
                     meeting of shareholders are as follows:

                                   Company
                                   Director
 Name                     Age      Since             Principal occupation
                                                                                                     CLASS II DIRECTORS
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Alvin J. Wolff, Jr.       51      1991               President  of the  Company  from May 1989 to January  1996 when he was  elected
                                                     Chairman of the Board.  Mr.  Wolff was a director  of the Bank of Spokane  from
                                                     1981 to 1986 and  Chairman of the Board from 1986 to 1989.  Mr.  Wolff has been the Chairman of Alvin J. Wolff,  Inc., a real estate firm,  since 1976. He also serves as a Director of Northwest  Ventures  Associates,  Inc.,  the manager of venture capital investment funds.

                                       4

Charles G. Stocker        62      1991               Retired as  Superintendent  of East  Valley  School  District.  Mr.  Stocker is
                                                     currently  employed  part time in  community  relations  with Inland  Power and
                                                     Light,  serves  as Vice  President  of the  Board of  Directors  Empire  Health
                                                     Services and President of the West Plains Business Association.

Paul A. Redmond           65      1999               Retired as  Chairman  and Chief  Executive  Officer of Avista  Corp.,  formerly known as The Washington Water Power Company,  Spokane,  Washington, an electric and gas  utility.  Prior  to his  retirement  in  1998,  Mr.  Redmond  had been associated with Avista since 1965 and served in various  capacities,  including
                                                     Senior Vice President for  Operations,  Executive Vice President and President.
                                                     He was elected  Chairman and Chief Executive  Officer in 1985. Mr. Redmond is a
                                                     director of ITRON Inc., U.S. Bancorp and Hecla Mining Company.

         Class III directors whose present term of office expires at the 2000 Annual Meeting of shareholders and if elected, whose term will expire in 2003 at the 2003 annual meeting of shareholders are as follows:

                                                     Company
                                                     Director
 Name                     Age      Since             Principal occupation
                                                                                                     CLASS III DIRECTORS
-----------------------------------------------------------------------------------------------------
Clarence H. Barnes        58       1991              Dean of the School of Business  Administration  and  Professor  of Economics at
                                                     Gonzaga  University;  Director  of Brooks  Manufacturing  Cincinnati,  Ohio and
                                                     Thomas Hammer Coffee Company Inc., Spokane, Washington.

Robert E. Lee             64       1996              Executive  Director  Emeritus of the Denver  Foundation.  Chairman of the Board
                                                     and Chief  Executive  Officer of First  Interstate  Bank of Denver from 1980 to
                                                     1989.  Mr. Lee is a  director  of ING North  American  Insurance  Inc,  Storage
                                                     Technology  Corporation,  Meredith  Corporation  and  a  trustee  of  Financial
                                                     Investors Trust mutual fund.

D.  Michael Jones         57       1996              President  and Chief  Executive  Officer of the Company,  since  January  1996.
                                                     President of West One Bancorp headquartered in Boise, Idaho  from  1987 through
                                                     1995.

There are no family relationships between the directors and executive officers. Mr. Lee is a director of ING North American Insurance Inc, Storage Technology Corporation, Meredith Corporation and a trustee of Financial Investors Trust mutual fund. Mr. Redmond is a director of ITRON Inc., U. S. Bancorp. and Hecla Mining Company. Each of these companies has a class of securities registered under Section 12 of the Securities Exchange Act of 1934.

Executive Officers

In addition to Mr. Wolff and Mr. Jones, each described above, the executive officers of the Company are James L. Kirschbaum and Lester L. Clark. Mr. Kirschbaum has held his office for 6 years and Mr. Clark has held his position for the past 13 years.

JAMES L. KIRSCHBAUM
Mr. Kirschbaum, 59, has served as Executive Vice-President, of Source Capital since June of 1994. During 1993 and 1994, he was Managing Director, Corporate Operations, of Insignia Financial Group Inc. of Greenville, South Carolina. From 1991 to 1993 Mr. Kirschbaum was President and Chief Executive Officer with Security Properties Investments Inc., Seattle, Washington. Mr. Kirschbaum has over 25 years experience in the Banking industry including, Executive Vice President and Manager, Commercial Real Estate Group of Seafirst Bank, Seattle, Washington.

LESTER L. CLARK
Mr. Clark, 57, a certified public accountant, has served as Chief Financial Officer of Source Capital for the past thirteen years. Prior to 1987, Mr. Clark served as Chief Financial Officer for various financial services organizations. In 1991 Mr. Clark was elected Vice President and Treasurer; and in 1994 was appointed Secretary of the Corporation.

Proposal No. 2: TO APPROVE AN AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN

At the Annual meeting of Shareholders on May 26, 1994, the Shareholders approved adoption of the 1994 Stock Option Plan for Non-Director/Non-Officer Employees (the "Employee Plan"). The purpose of the Employee Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain experienced and knowledgeable employees, and to encourage them to acquire an increased proprietary interest in the Company.

The text of the proposed amended Employee Plan is published in this proxy statement as Exhibit "A." The following is a summary of the Employee Plan and should be read together with the full Plan text.

The Employee Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has full power to select from among the Company's employees, consultants and advisors, the individuals to whom awards will be granted, the number of shares of stock subject to each option, the dates on which the options will be granted, to make any combination of awards to any participant and to determine the specific terms of each award, subject to the provisions of the Employee Plan. Directors and officers of the Company are not eligible to participate in the Employee Plan. The interpretation and construction of any provision of the Employee Plan by the administrators shall be final and conclusive. The benefits or amounts that will be received by or allocated to eligible individuals are undetermined as of the date herein.

The Employee Plan originally reserved 20,000 shares of Common Stock, no par value ("Common Stock") for issuance upon the exercise of stock options granted under the Employee Plan. The Employee Plan currently has only 1,100 shares of Common Stock available for the granting of stock options. The Board of Directors has recommended that an additional 25,000 shares of Common Stock be reserved for issuance under the Employee Plan bringing the total to 26,100 shares of Common Stock available for the granting of stock options.

The Employee Plan authorizes the granting of incentive stock options, nonqualified stock options, and stock appreciation rights. The total number of shares which may be granted under the Employee Plan will be subject to adjustment for stock splits and similar events. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares. For a brief discussion of the tax consequences of incentive stock options, nonqualified stock options, and stock appreciation rights, see below "Certain Federal Income Tax Considerations."

The Employee Plan provides that the option price per share for incentive stock options will not be less than 100% of the fair market value per share on the date the option is granted and that the option price per share for nonqualified stock options will be determined at the time of grant by the Committee. The Employee Plan also provides that each stock option shall expire no later than 10 years following the grant of the option, subject to special rules for incentive stock options granted to corporate insiders.

The grant of options vest 40% after one year, an additional 30% after two years, and a final 30% after three years. Additionally, if an eligible employee, consultant or advisor is terminated because of fraud, dishonesty, embezzlement or breach of fiduciary acts, all unexercised options are canceled and declared null and void.

Stock Options. The Employee Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock options" or "NSOs"). The term of each options will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. The option exercise price for each share covered by an NSO will be determined by the administrators.

The consideration to be paid for shares issued upon exercise of options granted under the Employee Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash or check, (ii) other shares of Common Stock, (iii) the delivery of a properly executed notice together with such other documentation as the administrators and the broker, if applicable, shall require to effect an exercise of the option and delivery to the company of the sale or loan proceeds required to pay the exercise price,
(iv) any combination of the foregoing methods, or (v) such other consideration and methods as are permitted by applicable laws.

All options granted under the Employee Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Stock Appreciation Rights. The Employee Plan also permits the granting of nontranferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. A SAR granted in connection with an option shall entitle the optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of fair market value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related option over the exercising price of the Common Stock covered by the surrendered portion of the related option. Notwithstanding the foregoing, the administrators of the Employee Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR, provided, however, that such limits shall not restrict the exercisability of the related option. A SAR granted in connection with an option shall be exercisable until, and shall expire no later than, the date on which the related option ceases to be exercisable or expires. A SAR granted in connection with an option may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

The Company's obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or any combination thereof, as the administrators may determine. Shares issued upon the exercise of a SAR shall be valued at their fair market value as of the date of exercise. SARs granted to persons subject to
Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Nontransferability. Options and SARs granted pursuant to the Employee Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

Adjustment Upon changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event any changes, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the Employee Plan (including shares subject to an option or right) and the price per share covered by each outstanding Stock Option and SAR. In the event of dissolution or liquidation of the Company, all outstanding Stock Options and SARs will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to Stock Options and SARs under the Employee Plan in such event.

Amendment and Termination. The Board may amend, alter, suspend or discontinue the Employee Plan at any time, but such amendments, alterations, suspension or discontinuation shall not adversely affect any Stock Option and SAR then outstanding under the Employee Plan, without the written consent of a participant. To the extent necessary and desirable to comply with Rule 16b-3 or
Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Employee Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the Employee Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award.

Certain Federal Income Tax Considerations

The following is a brief summary of the federal income tax consequences of transactions under the Employee Plan based on federal securities and income tax laws presently in effect. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Options granted under the Employee Plan may be either "Incentive Stock Options," as defined in Section 422 of the Code, or Nonstatutory Stock Options.

Incentive Stock Options. No taxable income is recognized, by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option exercise price will be treated as long-term capital gain and any loss sustained will be long-term capital loss, and (ii) no deductions will be allowed to the Company for federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as a short-term or as long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Options, (i) no income is recognized by the optionee at the time the option is granted: (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and
(iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a participant who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options." See also "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Special Rules Applicable to Corporate Insides and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferred Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferred Date. However, an Insider or restricted stock purchaser who so elects under the Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Capital Gains. Generally, under law presently in effect, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 20%.

Vote Required

The affirmative vote by the holders of record of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is necessary to adopt the Employee Plan.

     The Board of Directors unanimously recommends a vote FOR this proposal.

Proposal No. 3: TO APPROVE AN AMENDMENT TO THE 1994 KEY EMPLOYEE STOCK OPTION
PLAN

At the Annual meeting of Shareholders on May 26, 1994, the Shareholders approved adoption of the 1994 Key Employee Stock Option Plan (the "Key Employee Plan"). The Key Employee Plan was amended at the Annual meeting of the Shareholders held on May 16, 1996 to increase the number of shares available for issuance. The purpose of the Key Employee Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain experienced and knowledgeable employees, and to encourage them to acquire an increased proprietary interest in the Company.

The text of the proposed amended Key Employee Plan is published in this proxy statement as Exhibit "B." The following is a summary of the Key Employee Plan and should be read together with the full Plan text.

The Key Employee Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has full power to select, from among the persons eligible for awards the individuals to whom awards will be granted, the number of shares of stock subject to each option, the dates on which the options will be granted, to make any combination of awards to any participant and to determine the specific terms of each award, subject to the provisions of the Key Employee Plan. The interpretation and construction of any provision of the Key Employee Plan by the administrators shall be final and conclusive. The benefits or amounts that will be received by or allocated to eligible individuals are undetermined as of the date herein.

The Key Employee Plan, as amended, reserved 148,000 shares of Common Stock, no par value ("Common Stock") for issuance upon the exercise of stock options granted thereunder. The Key Employee Plan currently has no shares of Common Stock available for the granting of stock options. The Board of Directors has recommended that an additional 25,000 shares of Common Stock be reserved for issuance under the Key Employee Plan bringing the total to 25,000 shares of Common Stock available for the granting of stock options.

The Key Employee Plan authorizes the granting of incentive stock options, nonqualified stock options, and stock appreciation rights. The total number of shares which may be granted under the Key Employee Plan will be subject to adjustment for stock splits and similar events. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares. For a brief discussion of the tax consequences of incentive stock options, nonqualified stock options, and stock appreciation rights, see below "Certain Federal Income Tax Considerations."

The Key Employee Plan provides that the option price per share for incentive stock options will not be less than 100% of the fair market value per share on the date the option is granted and that the option price per share for nonqualified stock options will be determined at the time of grant by the Committee. The Key Employee Plan also provides that each stock option shall expire no later than 10 years following the grant of the option, subject to special rules for incentive stock options granted to corporate insiders.

The grant of options vest 40% after one year, an additional 30% after two years, and a final 30% after three years. Additionally, if an eligible officer or employee is terminated because of fraud, dishonesty, embezzlement or breach of fiduciary acts, all unexercised options are canceled and declared null and void.

Stock Options. The Key Employee Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock options" or "NSOs"). The term of each options will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. The option exercise price for each share covered by an NSO will be determined by the administrators.

The consideration to be paid for shares issued upon exercise of options granted under the Key Employee Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash or check,
(ii) other shares of Common Stock, (iii) the delivery of a properly executed notice together with such other documentation as the administrators and the broker, if applicable, shall require to effect an exercise of the option and delivery to the company of the sale or loan proceeds required to pay the exercise price, (iv) any combination of the foregoing methods, or (v) such other consideration and methods as are permitted by applicable laws.

All options granted under the Key Employee Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Stock Appreciation Rights. The Key Employee Plan also permits the granting of nontranferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. A SAR granted in connection with an option shall entitle the optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of fair market value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related option over the exercising price of the Common Stock covered by the surrendered portion of the related option. Notwithstanding the foregoing, the administrators of the Key Employee Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR, provided, however, that such limits shall not restrict the exercisability of the related option. A SAR granted in connection with an option shall be exercisable until, and shall expire no later than, the date on which the related option ceases to be exercisable or expires. A SAR granted in connection with an option may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

The Company's obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or any combination thereof, as the administrators may determine. Shares issued upon the exercise of a SAR shall be valued at their fair market value as of the date of exercise. SARs granted to persons subject to
Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

Nontransferability. Options and SARs granted pursuant to the Key Employee Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

Adjustment Upon changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event any changes, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the Key Employee Plan (including shares subject to an option or right) and the price per share covered by each outstanding Stock Option and SAR. In the event of dissolution or liquidation of the Company, all outstanding Stock Options and SARs will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to Stock Options and SARs under the Key Employee Plan in such event.

Amendment and Termination. The Board may amend, alter, suspend or discontinue the Key Employee Plan at any time, but such amendments, alterations, suspension or discontinuation shall not adversely affect any Stock Option and SAR then outstanding under the Key Employee Plan, without the written consent of a participant. To the extent necessary and desirable to comply with Rule 16b-3 or
Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Key Employee Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the Key Employee Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award.

Certain Federal Income Tax Considerations

The following is a brief summary of the federal income tax consequences of transactions under the Plan based on federal securities and income tax laws presently in effect. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Options granted under the Key Employee Plan may be either "Incentive Stock Options," as defined in Section 422 of the Code, or Nonstatutory Stock Options.

Incentive Stock Options. No taxable income is recognized, by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option exercise price will be treated as long-term capital gain and any loss sustained will be long-term capital loss, and (ii) no deductions will be allowed to the Company for federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as a short-term or as long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Options, (i) no income is recognized by the optionee at the time the option is granted: (ii) generally, at exercise, ordinary income recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a participant who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options." See also "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

Special Rules Applicable to Corporate Insides and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferred Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferred Date. However, an Insider or restricted stock purchaser who so elects under the Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Capital Gains. Generally, under law presently in effect, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 20%.

Vote Required

The affirmative vote by the holders of record of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is necessary to adopt the proposed amendment to the Key Employee Plan.

     The Board of Directors unanimously recommends a vote FOR this proposal.

Proposal No. 4: AMENDMENT OF THE DIRECTORS STOCK OPTION PLAN

At the Annual Meeting of Shareholders on May 26, 1994 the Shareholders approved adoption of the 1994 Stock Option Plan for Non-employee Directors (the "Directors Plan"). The Directors Plan was amended at the Annual Meeting of the Shareholders held on May 16, 1996, to increase the number of shares of Common Stock available for issuance under the Plan. The purpose of the Directors Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain experienced and knowledgeable non-employee directors and to encourage them to acquire an increased proprietary interest in the Company. The Plan became effective as of May 26, 1994.

The Directors Plan as last amended reserved 96000 shares of Common Stock, no par value ("Common Stock"). The Directors Plan currently has 3,000 shares of Common Stock available for the granting of options. The Board of Directors has recommended that an additional 50,000 shares of Common Stock be reserved for issuance so that a total of 53,000 shares will be available for the granting of options.

The text of the Directors Plan is published in this Proxy Statement as Exhibit "C." The following is a summary of the Directors Plan and should be read together with the full Plan text.

The plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee grants to each director after the Annual Meeting of Shareholders at which each director who is elected or appointed to the Board, after such director's first Annual Meeting of Shareholders, an initial option to purchase 1,000 shares of Common Stock (each an "initial grant"). Additionally, if the Company's pre-tax income for a fiscal year exceeds 110% of the prior year's pre-tax income, then that Committee grants to each director who has already received an initial grant an option to purchase an additional 1,000 shares of the Company's stock, such grants to be made annually after each Annual meeting of Shareholders. Additionally, if the Company's pre-tax income for a fiscal year exceeds 115% of the prior year's pre-tax income, then the Committee would grant to each director who has already received an initial Grant an option to purchase an additional 1,000 shares of the Company's stock, such grants to be made annually after each Annual meeting of Shareholders. The maximum number of Common Shares subject to option to be granted to a Non-Employee director in any one fiscal year is 3,000. The total number of shares of Common Stock subject to option, which could be granted in any one fiscal year to all Non-executive Directors, 7 currently as a group, is 21,000.

Payment of the option exercise price may be in cash or, to the extent permitted by the Committee, by delivery of previously owned Company stock having a fair market value equal to the option price or a combination of cash and stock. The Committee may also permit certain "cashless" option exercises by allowing optionees to surrender portions of their options in payment for the stock to be received.

Except for Grants of Incentive Stock Options, all options are granted at an exercise price equal to the fair market value of the Common Stock at the time of Grant. The term "fair market value" is defined in the Plan.

All options under the Plan are non-statutory options, not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. No gain will be recognized by the optionee at the time of a grant. Generally, at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares at the date of exercise, and the Company will receive a tax deduction for the same amount. At the time the optionee disposes of the shares, the appreciation or depreciation of the shares since the option was exercised will be treated as either a short-term or a long-term capital gain, depending on how long the shares have been held.

The Directors Plan allows an eligible director to elect options as Incentive Stock Options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Such election must be made 6 months prior to the grant date of the options. See "Certain Federal income Tax Considerations" under Proposal No. 3 above.

The granting of options is subject to a vesting schedule: 40% after one year; an additional 30% after two years; and a final 30% after three years. Additionally if a director is terminated because of fraud, embezzlement or breach of fiduciary duty, all unexercised options are canceled and deemed null and void. Notwithstanding the above if an optionee ceases to be a director before an option vests, the option is forfeited. Each option expires ten years from the date of its grant. Outstanding options will expire earlier if an optionee terminates service as a director other than by reason of retirement, total disability or death. If an optionee dies or terminates service due to retirement or disability those options outstanding that have vested become immediately exercisable. The option will then expire four years from the date of death or termination or on the stated grant expiration date, whichever is earlier. Options are not assignable during the lifetime of the optionee except by a qualified domestic relations order.

The total number of shares which may be granted under the Directors Plan will be subject to stock splits and similar events. Options that are forfeited or terminated will again be available for grants. Shares may be authorized but unissued, currently held or required shares.

Nontransferability. Options granted pursuant to the Directors Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

Adjustment Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the Directors Plan (including shares subject to an option) and the price per share covered by each outstanding Stock Option. In the event of the dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to stock options under the Directors Plan in such event.

Amendment and Termination. The Board may amend, alter, suspend or discontinue the Directors Plan at any time, but such amendments, alterations, suspension or discontinuation shall not adversely affect any stock options then outstanding under the Directors Plan, without the written consent of a participant. To the extent necessary and desirable to comply with Rule 16b-3 or Section 4422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Directors Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the Directors Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award.

Vote Required

The affirmative vote of the holders of record of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is necessary to adopt the amendments to the Directors Plan.

   The Board of Directors unanimously recommends to a vote FOR this proposal.

Proposal No. 5: RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

Subject to shareholder ratification, the Board of Directors, has reappointed the firm of BDO Seidman, LLP, as independent auditors to make an examination of the accounts of the Company for the year 2000. BDO Seidman, LLP has served as independent auditors for the Company since 1998.

One or more representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting is necessary to ratify the appointment of independent auditors.

          The Board of Directors recommends a vote FOR Proposal No. 5.

Proposal No. 6: TO TRANSACT SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE
                ANNUAL MEETING OR ANY ADJOURNMENT THEREOF

At the date of this proxy statement, the Board of Directors knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxy in accordance with their judgment on such matters, and discretionary authority to do so is granted in the form of proxy.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors Meetings

The Board of Directors held five meetings during the fiscal year ended December 31, 1999. During 1999 no director attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Board of Directors held during the period for which he was a director and (2) the total number of meetings held by all Committees of the Board on which he served. The numbers of meetings of each Committee of the Board are described below.

Committees

The Company has a Compensation Committee, Executive Committee, Loan Committee, and an Audit Committee, all of which are comprised of members of the Board of Directors.

Compensation Committee

The Compensation Committee, which held one meeting in 1999, reviews and makes recommendations to the Board of Directors concerning the employment contract of the Company's chief executive officer, reviews compensation of the other executive officers as proposed by the chief executive officer and reviews salaries and benefit plans related to all employees. The Committee administers stock option plans of the Company. The Compensation Committee consists of three non-employee directors and one employee director, who are Dr. Barnes, Mr. Lee, Mr. Stocker and Mr. Wolff

Executive Committee

The Executive Committee, which held no meetings in 1999, attends to matters which require input from the directors but which do not require board approval. The Executive Committee consists of five directors, who are Dr. Barnes, Mr. Jones, Mr. Nelson, Mr. Stocker, and Mr. Wolff.

Loan Committee

The Loan Committee, which held one meeting in 1999, consists of four directors, who are Mr. Frucci, Mr. Redmond, Mr. Nelson and Mr. Wolff. The purpose of the Loan Committee is to review and approve or decline any loan exceeding $3,000,000 which has been approved by the Officers' loan committee. Three directors are required for a quorum at any loan committee meeting.

Audit Committee

The Audit Committee, which held one meeting in 1999, consists of three directors, who are Mr. Frucci, Mr. Lee and Mr. Redmond. The purpose of the committee is to meet with the Company's auditors to plan the current year's audit, review past and proposed audit fees, review the completed financial statements and meet with the Company's auditors to review areas of operations which the auditors believe require the attention of management.

COMPENSATION OF MANAGEMENT

Director Compensation

During 1999, each director, other than Mr. Wolff and Mr. Jones, received an annual retainer in the amount of $2,500 and received a fee of $500 for each board and committee meeting attended.

Executive Officer Compensation

The following Summary Compensation Table sets forth compensation paid by the Company for services rendered for the years ended December 31, 1999, 1998, and 1997, with respect to the Chief Executive Officer and each of the highest paid executive officers of the Company whose aggregate cash compensation in fiscal 1999 exceeded $100,000:

                                                   Annual Compensation                  Long-Term Compensation
                                                   -------------------                  ----------------------
     Name and                                                                                  Securities
     Principal Position               Year                Salary ($)         Bonus ($)         Underlying Options
     ------------------               ----                ----------         ---------         ------------------
     Alvin J. Wolff, Jr.              1999                112,602 [1]
     Chairman of the Board            1998                113,052 [1]                                3,000
                                      1997                109,542 [1]

     D. Michael Jones                 1999                159,688 [2]          93,362 [2]
     President and                    1998                152,724 [2]          70,814 [2]           17,500
     Chief Executive Officer          1997                143,266 [2]         163,814 [2]

     James L. Kirschbaum              1999                155,760.[3]                                5,000
     Executive Vice President         1998                154,317 [3]          14,000 [3]            6,000
                                      1997                147,243 [3]

[1] Mr. Wolff elected to defer his salary and bonus into a trust fund in 1997.

[2] Mr. Jones elected to forego his bonus which would have been accrued and partially paid in 1998. The bonus reflected in Mr. Jones 1998 compensation was accrued in 1997 and paid in 1998. Mr. Jones' salary includes the Company's matching amounts under the Company's 401(K) plan.

[3] Mr. Kirschbaum's salary includes the Company's matching amounts under the Company's 401(k) plan.

                                                 Option Grants in Last Fiscal Year
                                                         Individual Grants
                                                         -----------------
                         Number of          % of Total
                         Securities         Options
                         Underlying         Granted to                                   Market Price
                         Options            Employees in             Exercise or Base    on Date of         Expiration
Name                     Granted (#)        Fiscal Year              Price ($/Sh)        Grant ($/sh)           Date
----                     -----------        -----------              ------------        ------------           ----
James L. Kirschbaum        5,000                15%                      5.13                5.13             01/20/09

                              Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                      Number of
                                                                                      Securities                     Value of
                                                                                      Underlying                     Unexercised
                                                                                      Unexercised                    In-the-Money
                                                                                      Options at                     Options at
                                                                                      FY-End (#)                     FY-End ($)
                                   Shares Acquired                                    Exercisable/                    Exercisable/
         Name                      on Exercise             Value realized($)          Unexercisable                  Unexercisable
         ---------------------------------------------------------------------------------------------------------------------------
         Alvin J. Wolff, Jr.            -                           -                   3,000/3,000                  $2,850/$1,860
         D. Michael Jones          10,000                       $2,500                  -    /    -                  $ -    /     -
         James L. Kirschbaum            -                            -                 11,000/    -                  $8,800/      -


Stock Options

The Company has in effect three stock option plans for non-employee directors, key employees and employees. The three plans provide for the granting of options to purchase up to 264,000 shares of common stock having terms of up to ten years. Under the Directors Stock Option Plan (the "Directors Plan"), non-employee directors receive an annual grant of an option to purchase 1,000 shares of the Company's Common Stock at fair market value not to exceed $10.00 per share. Under the Directors Plan, directors are also entitled to receive a grant of an option to purchase an additional 1,000 shares if the Company's pre-tax income for the fiscal year exceeds 110 percent of the pre-tax income for the prior fiscal year immediately preceding, and an option to purchase an additional 1,000 shares if the pre-tax income for the fiscal year exceeds 115 percent of the pre-tax income for the fiscal year immediately preceding. The exercise price for the additional incentive stock options is 85 percent of the fair market value of the common stock as defined under the Directors Plan. The maximum annual grant to an eligible participant in any one fiscal year of the Company under the Directors Plan shall not exceed 3,000 shares. The plan for key employees (the "Key Employee Plan") is administered by the Compensation Committee of the Board of Directors which has discretionary authority to grant options to eligible participants. The plan for non-director non-officer employees (the "Employee Plan") is administered by the Compensation Committee of the Board of Directors of the Company which has discretionary authority to grant options to eligible participants.

The Key Employee Plan authorizes the granting of incentive stock options, nonqualified stock options, and stock appreciation rights. The total number of shares which may be granted under the Key Employee Plan will be subject to adjustment for stock splits and similar events. Options that are forfeited or terminated will again be available for grant. Shares may be authorized but unissued, currently held or reacquired shares.

The Key Employee Plan provides that the option price per share for incentive stock options will not be less than 100% of the fair market value per share on the date the option is granted and that the option price per share for nonqualified stock options will be determined at the time of grant by the Committee. The grant of options vest 40% after one year, an additional 30% after two years, and a final 30% after three years. If an eligible officer or employee is terminated because of fraud, dishonesty, embezzlement or breach of fiduciary acts, all unexercised options are canceled and declared null and void.

Employment Contracts

Effective January 1, 1995, the Company entered into a five-year year employment contract with Mr. Wolff, which was amended on January 29, 1996. The contract as amended, provides for a base salary of $100,000 with annual cost of living adjustments, and an automobile allowance.

Effective January 20, 1996 the Company entered into a five-year employment agreement with D. Michael Jones. Under the contract Mr. Jones is to serve as President and Chief Executive Officer of the Company. Mr. Jones' salary under the contract is $140,000 per year adjusted annually for cost of living increases. Mr. Jones is entitled to receive a bonus each year equal to 10% of the net income of the Company (as defined in the employment agreement). Mr. Jones received stock options to purchase 30,000 shares of common stock. In addition to the foregoing Mr. Jones receives an auto allowance and such other employee benefits as are provided by the Company.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the Board of Directors (the "Committee") administers compensation programs, makes awards of stock options and makes recommendations to the Board of Directors with respect to the salary of the Company's chief executive officer and directors. Compensation consists of a combination of base salary, cash bonus awards and option grants under the Company's 1994 Stock Option Plans. The Committee is comprised of three non-employee directors, and one employee director.

Compensation Policy

In determining the compensation for the chief executive officer, the Committee endeavors to structure compensation so as to:

     * Attract and retain a highly qualified officer by maintaining competitive compensation packages;

     * Motivating the officer to achieve and maintain superior performance levels;

     * Making a significant portion of the officer's total compensation package at risk in performance driven incentive plans and creation of shareholder value.

The Committee believes that the total compensation for the chief executive officer should be competitive with compensation paid by businesses of similar size and market position to the Company so that the Company can attract and retain qualified officers.

The Committee sets compensation for the chief executive officer by contract. The chief executive officer sets base salary levels for the other officers and employees based primarily on the performance of each officer for the previous year. The evaluations consist of quantitative assessments of attainment of previously established financial and business goals and key performance indicators, including return on equity and operating efficiency. Evaluations also review the experience and contribution of the officer and employee, based on an assessment of each officer and employee's skills, judgment and corporate priorities.

Each year, bonuses for executive officers are based on the Company's achievement of established business goals and each individual officer's contribution to those goals. Stock Options. Awards of stock options and stock appreciation rights ("SARs") under the Company's stock options plans are designed to provide long-term incentives for senior management and to more closely tie the long-term interests of the Company's executive officers and its shareholders. The Committee selects the officers, if any, to receive stock options and/or SARs and determines the number of shares subject to each option. The size of individual option grants is generally intended to reflect an officer's position within the Company and the officers performance and contributions to the Company.

CEO Compensation. During 1999, the Company's most highly compensated officer was
D. Michael Jones, President and CEO. A substantial portion Mr. Jones annual compensation is based on the achievement of financial goals. In addition to leading the Company through another financially successful year, the committee believes Mr. Jones has strengthened the Company's competitive position.

CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT

In March 1996 the Company entered into a five-year lease for its headquarters in a new Class A building owned by a partnership comprised of the adult children of Alvin J. Wolff, Jr. The lease payments are scheduled at $16.00 per foot per year and are subject to annual cost of living adjustments plus a proportionate share of common area maintenance. Based on the number of square feet occupied by it, the Company paid $102,970 in the year ended December 31, 1999.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons owning more than ten percent of a registered class of the Company's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater- than-ten-percent shareholders are required by Securities and Exchange Commission's regulations to furnish the Company with copies of all
Section 16(a) forms filed by them.

To the Company's knowledge, based solely on its review of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 1999, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 were satisfied.

2001 ANNUAL MEETING SHAREHOLDER PROPOSALS

It is presently anticipated that the next annual meeting of shareholders will be held on May 23, 2001. In order for any shareholder proposal to be considered for inclusion in the proxy materials of the Company for that meeting, proposals of shareholders must otherwise be in compliance with applicable Securities and Exchange Commission Regulations and be received by the Company on or before December 15, 2000.

ADDITIONAL INFORMATION

Copies of the Company's annual report on Form 10-KSB, filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, have been mailed to shareholders of the Company herewith. Additional copies are available without charge upon request. Requests should be addressed to the Secretary, Source Capital Corporation, 1825 N. Hutchinson Road, P.O. Box 141146, Spokane, Washington 99214-1142.

                                    EXHIBIT A

                           SOURCE CAPITAL CORPORATION
          1994 STOCK OPTION PLAN FOR NON-DIRECTOR/NON-OFFICER EMPLOYEES

1. Purpose. The purpose of this Plan is to promote the interest of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and giving such employees the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in its continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2. Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

         1. "Board of Directors" shall mean the Board of Directors of the Company.

         2. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         3. "Common Stock" shall mean the Company's Common Stock (no-par) and any share or shares of the Company's stock hereafter issued or issued in substitution for such shares.

         4.       "Directors" shall mean a member of the Board of Directors.

         5. "Employee" shall mean any person (but excluding officers and Directors of the Company), who is employed by the Company or any Parent or Subsidiary of the Company (specifically excluding the Company's President, Chief Executive Officer, and Principal Financial Officer) or any person who acts or represents the Company as a consultant or advisor.

         6. "Incentive Stock Options" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

         7. "Nonqualified Stock Option" Shall mean any option granted to an eligible employee under the Plan which is not an Incentive Stock Option.

         8. "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

         9. "Optionee" shall mean any employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

         10. "Stock Appreciation Right" shall mean a right to surrender t the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 6.

         11. "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

         12. "Years of Service" shall mean twelve (12) consecutive Months of Service, except that the Committee Shall be empowered to disregard such 12 month requirement. "Months of Service" shall mean a calendar month during any part of which any Employee completed an Hour of Service. "Hour of Service" shall mean each hour for which an Employee is directly or indirectly compensated or entitled to compensation.

3.       Administration.

         a. This Plan shall be administrated by the Compensation Committee of the Board of Directors (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the option to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of the grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Grants under this Plan to employees need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of a Stock Appreciation Right to selected eligible individuals and determine whether the grant of options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"), or a Non-Qualified Stock Option, which shall consist of any option granted under this Plan other than an incentive Stock Option.

         b. Options and Stock Appreciation Rights shall be evidenced by written agreements which shall contain such terms and conditions as many be determined by the Committee. Each agreement shall be signed on behalf of the Company by an office or officers delegated such authority by the Committee using either manual or facsimile signature.

         c. All Decisions made by the Committee pursuant to the provision of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive.

4. Eligibility and Participation. The group of employees, consultants, and advisors eligible to receive options and Stock Appreciation Rights shall consist only of those employees (excluding directors and officers, including the President, Chief Executive Officer and Principal Financial Officer) or other key employees, consultants, and advisors of the Company as may at any time be designated by the Committee. Notwithstanding the foregoing, Alvin J. Wolff, Jr.,
D. Michael Jones, James L. Kirschbaum and Lester L. Clark are not eligible to participate in the plan.

5. Shares Subject to This Plan.

         a. The stock to be offered under the Plan shall be shares of the Company' authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered under this Plan shall not exceed forty five thousand (45,000) shares.

                  If an option expires, is surrendered in exchange for another option, or terminates for any reason during the term of this plan prior to its exercise in full, the shares subject to but not delivered under such option shall be available for options thereafter granted and for replacement options which may be granted in exchange for such surrendered or terminated options. The shares under a related option which are surrendered upon the exercise of a Stock Appreciation Right shall be charged against the aggregate number of shares available which may be delivered under the Plan.

         b. Any shares of common stock delivered upon exercise of Stock Appreciation Right may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall be charged against the aggregate number of shares of stock available for purposes of this Plan.

6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to employees who have been or are granted options under this Plan. In exchange for the surrender in whole or in part of the privilege of exercising the related option to purchase shares of the Company's common stock, the granted Stock Appreciation Right shall entitle a key employee to payment of an amount equal to the appreciation in value of the surrendered options (the excess of the fair market value of such options at the time of surrender over their aggregate option price). Such payment may be made in cash, check, or in shares of common stock valued at the fair market value as of the date of the surrender, or partly in cash (or check) and partly in shares of common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value which would be payable under granted rights.

The Board may establish an arrangement, to be administered by the Committee, under which key employees may defer such payment to future date or dates (including the accrual terest on deferred amount), provided that an employee's deferral election under any such arrangement shall be made (a) on or before the date of grant of the Stock Appreciation Rights being surrendered, or (b) subject to approval by the Committee, before the date on which the key employee becomes vested in the Stock Appreciation Rights being surrendered.

7.       Incentive Stock Option.

           a. An option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" within the meaning of Subsection (b) of Section 422 of the Code.

           b. An Incentive Stock Option shall not be granted to an individual who on the date of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary within the meaning of Section425 (d) of the Code.

           c. To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph c.) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such options shall be treated as Non-Qualified Options and not qualified as Incentive Stock Options.

           d. Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

           e. For purposes of this Plan, fair market value shall be determined under the applicable method provided by Regulations under Section 2031 of the Code.

                  (i) In the case of an ISO: (a) granted to an employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other key employee, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

           f. In the case of an ISO granted to a key employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all the classes of stock of the Company or the Parent or Subsidiary, such ISO may not be exercised after the expiration of five (5) years from the date the ISO is granted.

           g. Disqualification Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option, one year from the transfer of shares o the optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the Code, such optionee shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an optionee shall not affect the status of any other incentive stock option granted under this Plan.

8. Term of Option Period. The term during which options and Stock Appreciation Right may be granted under this Plan shall expire as set in the discretion of the Committee, and the option period during which each option and Stock Appreciation Right may be exercised shall, subject toe the provisions of Section 3 hereof, be such period as determined by the Committee expiring not later than the tenth anniversary of the grant date for an Incentive Stock Option, and no later than the expiration date of the related option for any Stock Appreciation Right, as may be determined by the Committee.

9. Option Price. Except as set forth in Section 7 herein, the price at which shares may be purchased upon exercise of a particular option shall be such price, as may be fixed by the Committee.

10. Stock as Form of Exercise Payment: Cashless Exercise.

         a. An employee who owns shares of Company common stock may use the previously acquired shares, value to be determined as the fair market value, as a form of payment to exercise stock options under this Plan. However, the Committee, in its discretion, may restrict or rescind this right upon notification to the key employee-participants in this Plan. An option may be exercised with stock only by delivering whole shares of Company stock having a fair market value equal to or less than the exercise price. If an option is exercised by delivery of stock having fair market value less than the exercise price, the shortfall must be made up in cash.

         b. Payment may also be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the option grant and the number of whole options shares surrendered. The number of whole option shares required to be surrendered by an optionee shall be the number of whole option shares that is equal to or less than the result of dividing the total exercise price of the options being exercised by the fair market value of one share of common stock. If the whole number of option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

         c. The delivery of a property excluded notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         d.       Any combination of the foregoing methods.

         e. Such other consideration and methods as are permitted by applicable laws.

If the Fair Market Value of the number of whole shares transferred or the number of whole options shares surrendered is less the total exercise price of the option, the shortfall must be made up in cash.

11. Vesting: Exercise of Options and Rights.

         a. Vesting: Exercisability. Subject to the provisions of paragraph g, herein, an option shall vest and become nonforfeitable and exercisable, according to the following schedule:

                  Portion of Option Grant
                  that Becomes Exercisable             Years of Service

                                    40%                           1

                   additional       30%                           2

                   final            30%                           3

                  Notwithstanding the above, all eligible Employees, consultants, and advisors of Source Capital Corporation as of the date of adoption of this Plan shall receive credit for prior years as an Employee, consultant, and advisor of the Company.

         b. Each Option and Stock Appreciation Right granted shall be exercisable in whole or in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an Option or Stock Appreciation Right shall be made in accordance with applicable Federal laws and regulations, and further provided that each Option shall contain a provision that will prevent exercise of the Option unless the optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

         c. No option may at any time be exercised with respect to a fractional share. In the event that the shares are issued pursuant to the exercise of a Stock Appreciation Right, no fractional shares shall be issued: however, a fractional Stock Appreciation Right may be exercised for cash.

         d. As a condition to the exercise of a Non-Qualified Stock Appreciation Right, grantees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that may arise in connection with such exercise.

         e. No shares shall be delivered pursuant to the exercise of any option or Stock Appreciation Right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an option or Stock Appreciation Right, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such option or Stock Appreciation Right unless and until he/she has received a certificate or certificates therefor.

         f. Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approved (1) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

         g. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such Employee's employment with Source Capital Corporation is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as an advisors or consultant occurring after the Plan has been terminated.

12. Transferability of Options and Stock Appreciation Rights. The right of any optionee to exercise an option or Stock Appreciation Right granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder ( "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

13. Termination of relationship. The terms and conditions under which an option or Stock Appreciation Right may be exercised after the termination of relationship with the Company shall be determined by the Committee.

14. Changes in Common Stock. The aggregate number and class of shares on which options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), of each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split-up or consolidation of shares, or any split-off, split-out, split-up, or other distribution of assets to shareholders, or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company with out the receipt of consideration by the Company, or assumption and conversion of outstanding grants due to an acquisition.

15. Amendment and Discontinuance. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum option period provided in Section 8 hereof, (c) to decrease the maximum option price provided in Section 9 hereof,
(d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an option previously granted.

16. Investment Representative. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representation and provisions with respect to the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period, shall be a condition precedent to the right to the purchase of such shares.

17. Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a key employee has a right to continue as a Employee for any period of time or at any particular rate of compensation.

18. Governing Law. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State Washington.

                                    EXHIBIT B

                           SOURCE CAPITAL CORPORATION
                 1994 KEY EMPLOYEE STOCK OPTION PLAN, AS AMENDED

1. Purpose. The purpose of this Plan is to promote the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and giving such employees the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2. Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

         1. "Board of Directors" shall mean the Board of Directors of the Company.

         2. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         3. "Common Stock" shall mean the Company's Class A Common Stock (no par value) and any hare or shares of the Company's stock hereafter issued or issued in substitution for such shares.

         4.       "Directors" shall mean a member of the Board of Directors.

         5. "Key Employee" shall mean any person(s) (but excluding non-management Directors of the Company), who is/are employed by the Company and who act in the capacity of President, Chief Executive Officer, Chief Financial Officer and /or Principal Financial Officer.

         6. "Incentive Stock Options" shall mean any option granted to an eligible key employee under the Plan, which the Company intents at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

         7. "Nonqualified Stock Option" shall mean any option granted to an eligible key employee under the Plan which is not an Incentive Stock Option.

         8. "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

         9. "Optionee" shall mean any key employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

         10. "Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of a n Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 6.

         11. "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

         12. "Years of Service" shall mean twelve (12) consecutive Months of Service, except that the Committee shall be empowered to disregard such 12 month requirement. "Months of Service" shall mean a calendar month during any part of which any Key Employee completed an Hour of Service. "Hour of Service" shall mean each hour for which a Key Employee is directly or indirectly compensated or entitled to compensation.

3.       Administration.

         a. This Plan shall be administrated by the Compensation Committee of the Board of Directors (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the option to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of the grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Grants under this Plan to employees need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of Stock Appreciation Rights to selected eligible individuals and determine whether the grant of options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"), or a Non-Qualified Stock Option, which shall consist of any option granted under this Plan other than an incentive Stock Option.

         b. Options and Stock Appreciation Rights shall be evidenced by written agreements which shall contain such terms and conditions as many be determined by the Committee. Each agreement shall be signed on behalf of the Company by an office or officers delegated such authority by the Committee using either manual or facsimile signature.

         c. All Decisions made by the Committee pursuant to the provision of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive.

4. Eligibility and Participation. The group of employees eligible to receive options and Stock Appreciation Rights shall consist only of those employees who are designated "Key Employees" by the Board of Directors but generally will include those who act in the capacity of President, Chief Executive Officer, Chief Financial Officer, Principle Accounting Officer, and Executive Vice-President.

5. Shares Subject to This Plan.

         a. The stock to be offered under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered under this Plan shall not exceed one hundred seventy three thousand (173,000) shares.

         b. Any shares of common stock delivered upon exercise of Stock Appreciation Rights may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall by charged against the aggregate number of shares of stock available for purposes of this Plan.

6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to Key employees who have been or are granted options under this Plan. In exchange for the surrender in whole or in part of the privilege of exercising the related option to purchase shares of the Company's common stock, the granted Stock Appreciation Right shall entitle a key employee to payment of an amount equal to the appreciation in value of the surrendered options (the excess of the fair market value of such options at the time of surrender over their aggregate option price). Such payment may be made in cash, check, or in shares of common stock valued at the fair market value as of the date of the surrender, or partly in cash (or check) and partly in shares of common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value which would be payable under granted rights.

The Board may establish an arrangement, to be administered by the Committee, under which key employees may defer such payment to future date or dates (including the accrual of interest on deferred amount), provided that a Key employee's deferral election under any such arrangement shall be made (a) on or before the date of grant of the Stock Appreciation Rights being surrendered, or
(b) subject to approval by the Committee, before the date on which the Key employee becomes vested in the Stock Appreciation Rights being surrendered.

7.       Incentive Stock Option.

         a. An option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" within the meaning of Subsection (b) of Section 422 of the Code.

         b. To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph b.) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such options shall be treated as Non-Qualified Options and not qualified as Incentive Stock Options.

         c. Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

         d. For purposes of this Plan, fair market value shall be determined under the applicable method provided by Regulations under Section 2031 of the Code.

                  (i) In the case of an ISO: (a) granted to a key employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other key employee, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

         e. In the case of an ISO granted to a key employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all the classes of stock of the Company or the Parent or Subsidiary, such ISO may not be exercised after the expiration of five (5) years from the date the ISO is granted.

         f. Disqualification Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option, one year from the transfer of shares to the optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the Code, such optionee shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an optionee shall not affect the status of any other incentive stock option granted under this Plan.

8. Term of Option Period. The term during which Options and Stock Appreciation Rights may be granted under this Plan shall expire as set in the discretion of the Committee, and the option period during which each Option and Stock Appreciation Right may be exercised shall, subject to the provisions of Section 3 hereof, be such period as determined by the Committee expiring not later than the tenth anniversary of the grant date for an Incentive Stock Option, and no later than the expiration date of the related option for any Stock Appreciation Right, as may be determined by the Committee.

9. Option Price. Except as set forth in Section 7 herein, the price at which shares may be purchased upon exercise of a particular option shall be such price, as may be fixed by the Committee.

10. Stock as Form of Exercise Payment: Cashless Exercise.

         a. A key employee who owns shares of Company common stock may use the previously acquired shares, value to be determined as the fair market value, as a form of payment to exercise stock options under this Plan. However, the Committee, in its discretion, may restrict or rescind this right upon notification to the key employee-participants in this Plan. An option may be exercised with stock only by delivering whole shares of Company stock having a fair market value equal to or less than the exercise price. If an option is exercised by delivery of stock having fair market value less than the exercise price, the shortfall must be made up in cash.

         b. Payment may also be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the option grant and the number of whole option shares surrendered. The number of whole option shares required to be surrendered by an optionee shall be the number of whole option shares that is equal to or less than the result of dividing the total exercise price of the options being exercised by the fair market value of one share of common stock. If the whole number of option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

         c. The delivery of a properly executed notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         d.       Any combination of the foregoing methods.

         e. Such other consideration and methods as are permitted by applicable laws.

If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

11. Vesting: Exercise of Options and Rights.

         a. Vesting; Exercisability. Subject to the provisions of paragraph g, herein, an option shall vest and become nonforfeitable and exercisable, according to the following schedule:

                  Portion of Option Grant
                  that Becomes Exercisable             Years of Service

                                   40%                        1

                  additional       30%                        2

                  final            30%                        3

                  Notwithstanding the above, all key employees of Source Capital Corporation as of the date of adoption of this Plan shall receive credit for prior years as an Employee of the Company.

         b. Each Option and Stock Appreciation Right granted shall be exercisable in whole or in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an Option or Stock Appreciation Right shall be made in accordance with applicable Federal laws and regulations, and further provided that each option shall contain a provision that will prevent exercise of the Option unless the optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

         c. No option may at any time be exercised with respect to a fractional share. In the event that the shares are issued pursuant to the exercise of a Stock Appreciation Right, no fractional shares shall be issued: however, a fractional Stock Appreciation Right may be exercised for cash.

         d. As a condition to the exercise of a Non-Qualified Stock Appreciation Right, grantees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that may arise in connection with such exercise.

         e. No shares shall be delivered pursuant to the exercise of any option or Stock Appreciation Right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an option or Stock Appreciation Right, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such option or Stock Appreciation Right unless and until he/she has received a certificate or certificates.

         f. Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approved (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

         g. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Key Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such Key Employee's employment with Source Capital Corporation is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as an advisors or consultant occurring after the Plan has been terminated.

12. Transferability of Options and Stock Appreciation Rights. The right of any optionee to exercise an option or Stock Appreciation Right granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder ( "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

13. Termination of relationship. The terms and conditions under which an option or Stock Appreciation Right may be exercised after the termination of relationship with the Company shall be determined by the Committee.

14. Changes in Common Stock. The aggregate number and class of shares on which options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), of each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split-up or consolidation of shares, or any split-off, split-out, split-up, or other distribution of assets to shareholders, or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company with out the receipt of consideration by the Company, or assumption and conversion of outstanding grants due to an acquisition.

15. Amendment and Discontinuance. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum option period provided in Section 8 hereof, (c) to decrease the maximum option price provided in Section 9 hereof,
(d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an option previously granted.

16. Investment Representative. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representation and provisions with respect to the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period, shall be a condition precedent to the right to the purchase of such shares.

17. Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a key employee has a right to continue as a Employee for any period of time or at any particular rate of compensation.

18. Governing Law. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Washington.

                                    EXHIBIT C

                           SOURCE CAPITAL CORPORATION
                1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   1. PURPOSE

The purpose of Source Capital Corporation's 1994 Stock Option Plan for Nonemployee Directors (the "Plan") is to promote the interests of Source Capital Corporation (the "Company") and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

                          2. SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article 7, the total number of shares of Common Stock (the "Common Stock") of the company for which options may be granted under the Plan during any year to which the Plan is effective (the "Shares") shall be 146,000 shares of common Stock. The Shares shall be shares currently authorized but unissued or currently held or subsequently acquired by the company as treasury shares, including shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not delivered under, such option may become available for the grant of other options under the Plan. No shares delivered to the Company in full or partial payment of an option price payable pursuant to Paragraph 6.3 shall become available for the grant of other options under the Plan.

                          3. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the company's Board of Directors (the "Committee"). Subject to the terms of the Plan, the Committee shall have the power: (i) to construe the provisions of the Plan; (ii) to determine all questions arising thereunder; (iii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (iv) and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable, EXCEPT no discretion is granted or conferred herein to determine the amount, price, and timing of any grant of options.

3.1 Effect of Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                          4. PARTICIPATION IN THE PLAN

Each member of the Company's Board of Directors (a "Director"), who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Participant") shall be eligible to participate in the Plan.

                          5. NONQUALIFIED STOCK OPTIONS

Except as otherwise specified herein, all options granted under the Plan shall be Non-Qualified Stock Options ("NQSO") not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

5.1 Election. Notwithstanding any other provision of Section 5, each Eligible Participant may elect to receive Incentive Stock Options as described in Section 422 of the Internal Revenue Code of 1986, as amended ("ISO") in lieu of a NQSO. Such election must be tendered to the Committee six months prior to the Grant Date. Such election may not be revoked, amended, altered or changed thereafter.

5.2 Incentive Stock Options.

         a. An option designated by an Eligible Participant as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" with the meaning of Subsection (b) of Section 422 of the Code.

         b. An Incentive Stock Option shall not be granted to an individual who on the date of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary within the meaning Section 425(d) of the Code.

         c. To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph c) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such options shall be treated as Non-Qualified Stock Options and not qualify as incentive Stock Options.

         d. Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, subject to Section 11 herein.

         e. For purposes of this Plan, fair market value for purposes of an ISO shall be (i) closing price per share on any stock exchange on which the Common Shares are traded; or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable, on the last trading day immediately preceding the date of grant of the ISO; or (iii) such other alternative method of determining the fair market value of Class A Common Stock as determined under the applicable method provided by Regulations under Section 2031 of the code.

              (i) In the case of an ISO: (a) granted to an Eligible Participant who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other Eligible Participant, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

         f. In the case of an ISO granted to an Eligible Participant who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the company or any Parent or Subsidiary, such ISO may not be exercised after the expiration of five (5) years from the date the ISO is granted.

         g. Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option, one year form the transfer of shares to the optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the code, such optionee shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an optionee shall not affect the status of any other incentive stock option granted under the Plan.

                                 6. OPTION TERMS

Each option granted to an Eligible Participant under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

6.1 Option Agreements., Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Eligible Participant to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

6.2      Option Grant Size and Grant Dates.

         6.2.1 Initial Grants. An option to purchase 1,000 shares (as adjusted pursuant to Article 7) shall be granted

                  a.       each Director who is an Eligible Participant thirty
                           (30) calendar days following the Annual Meeting (as described in the Company's Bylaws) at which the Plan is approved by the stockholders of the Company, and each other Eligible Participant thirty (30) calendar days following the Annual Meeting at which such Director is first elected or thirty (30) calendar days following the first Annual Meeting after such Eligible Participant is first elected or appointed by the Board to be a Director, whichever is applicable; provided, that if an Eligible Participant who previously received an Initial Grant terminates service as a Director and is subsequently elected or appointed to the Board, such Director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants as provided in Section 6.2.2, beginning with the Annual Meeting held during the fiscal year immediately following the year in which such Director was re-elected or appointed.

                           (each grant of an option described herein, an "Initial Grant").

         6.2.2 Annual Grants. An option to purchase 1,000 Shares (as adjusted pursuant to Article 7) shall be granted automatically each year, thirty (30) calendar days following the Annual Meeting, to each Director who is an Eligible Participant at such time and who has received an Initial Grant, such grants to begin with the Annual Meeting held during the fiscal year immediately following the year in which the Eligible Participant receives an Initial Grant (each grant of an option described herein, an "Annual Grant").

         6.2.3 Additional Grants. If the Company's pre-tax income for a fiscal year ("successive year") exceeds 110% of the immediate prior fiscal year's pre-tax income, then an option to purchase 1,000 shares (as adjusted pursuant to Article 7) shall be granted automatically in the fiscal year immediately following such successive year, thirty (30) calendar days following the Annual Meeting, for such successive year.

              6.2.3.1 Additional Grants. In addition to the additional grants referred to in 6.2.3, if the Company's pre-tax income for a fiscal year ("successive year") exceeds 115% of the immediate prior fiscal year's pre-tax income, then an option to purchase an additional 1,000 shares (as adjusted pursuant to Article 7) shall be granted automatically in the fiscal year immediately following such successive year, thirty (30) calendar days following the Annual Meeting, for such successive year. (each grant of an option described under both 6.2.3 and 6.2.3.1, an "Additional Grant").

              6.2.3.2 "Pre-tax income". "Pre-tax income" shall mean the net income of the Company prior to the deduction of any salary or bonuses to the Chief Executive Officer, President, and Principal Financial Officer and before the deduction of federal, state and local taxes. Except as specified herein, net income shall be determined in accordance with generally accepted accounting principles.

         6.2.4 Grant Date. The date upon which options (whether an ISO or NQSO) are issued is referred to as the "Grant Date".

         6.2.5 Maximum Annual Director Grant. The maximum number of Shares with respect to which an option or options may be granted to any Eligible Participant in any one fiscal year of the Company shall not exceed 3,000 shares.

6.3 Option Exercise Price. Except as otherwise provided for a grant of an ISO, the option exercise price per share for an Initial or Annual Grant shall be the average of the Fair Market Value (as hereinafter defined) not to exceed $10.00 per share. For purposes of the Plan, "Fair Market Value" equals the average bid per-share trading price for the Common Stock for the five business days prior to the date of grant. Except as otherwise provided for a grant of an ISO, the option exercise price per share for an Additional Grant shall be 85% of the average bid price for the five (5) business days prior to Grant, not to exceed $10.00 per share.

6.4 Vesting; Exercisability. Subject to paragraph 6.7 d., an option shall vest and become nonforfeitable on the day of the Annual Meeting following the year in which the option was granted if the optionee has continued to serve as a Director until that meeting. An option shall thereafter become exercisable, subject to Section 6.7, according to the following schedule:

              Portion of Option Grant          Day on Which
              that Becomes Exercisable         Portion Becomes Exercisable

                          40% Date of the First Annual Meeting after the option grant

           additional     30%                  Date of the Second Annual Meeting
                                               after the option grant
                final     30%                  Date of the Third Annual Meeting
                                               after the option grant

Notwithstanding the above, all Eligible Participants of Source Capital Corporation as of the date of adoption of this plan shall receive credit for prior years of service as a Director of the Company.

6.5 Time and Manner of Option Exercise. Any vested and exercisable option is exercisable in whole or in part at any time or from time to time during the option period by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of Shares to be purchased. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the stock option as to such number of Shares. No option may at any time be exercised with respect to a fractional shares.

              6.5.1 Notwithstanding any other provision of this plan, each Eligible Participant may elect not to receive and decline any grant of Options herein (whether NQSO or ISO). If such election is made, no options shall be granted to such Participant in the year in which such election is made and such option shall be treated as if never authorized or granted. The election herein shall not affect any right to future grants of options. Such election must be in writing and be tendered to the Committee six months prior to the Grant date. Such election may not be revoked, amended, altered, or changed thereafter.

6.6 Payment of Exercise Price. Payment of the option exercise price may be in cash or by bank-certified, cashier's, or personal check or, to the extent permitted by the Committee, payment may be in whole or part by:

              a. transfer to the Company of shares of Common Stock having a Fair Market Value equal to the option exercise price at the time of such exercise, or

              b. delivery of instructions to the Company to withhold from the option shares that would otherwise be issued on the exercise that number of option shares having a Fair Market Value equal to the option exercise price at the time of such exercise.

              c. the delivery of a properly executed notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

              d.   any combination of the foregoing methods.

              e. such other consideration and methods as are permitted by applicable laws.

If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

6.7 Term of Options. Except as otherwise provided in paragraph 5.2, each option shall expire ten years from its date of grant, but shall be subject to earlier termination as follows:

              a. In the event of the termination of an optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then-outstanding options of such optionee shall automatically expire on the effective date of such termination. For purposes of the Plan, the term "by reason of retirement" means: (I) mandatory retirement pursuant to Board policy or (ii) termination of service voluntarily at a time when the optionee would be entitled to a retirement benefit under the Company's ss.401(k) Retirement Plan, as then in effect, if the Eligible Participant were an employee of the Company.

              b. In the event of the termination of an optionee's service as a Director by reason of retirement or total and permanent disability, the then-outstanding options of such optionee that have vested pursuant to Section
6.4 shall become exercisable,
to the full extent of the number of Shares remaining covered by such options, regardless of whether such options were previously exercisable, and each such option shall expire four years after the date of such termination or on the stated grant expiration date, whichever is earlier.

              c. In the event of the death of an optionee while the optionee is a Director, the then-outstanding options of such optionee that have vested pursuant to Section 6.4 shall become exercisable, to the full extent of the number of Shares remaining covered by such options, regardless of whether such options were previously exercisable, and each such option shall expire four years after the date of death of such optionee or on the stated grant expiration date, whichever is earlier. Exercise of a deceased optionee's options that are still exercisable shall be by the estate of such optionee or by a person or persons whom the optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

              d. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Eligible Participant to receive any benefits hereunder shall terminate and shall be forever forfeited if such Eligible Participant's status with Source Capital Corporation is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as a Director after the Plan has been terminated.

6.8 Transferability. The right of any optionee to exercise an option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

6.9      Limitation of Rights.

         6.9.1 Limitation as to Shares. Neither the recipient of an option under the Plan nor an optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an option granted to such person until the date of issuance of a stock certificate for such Shares.

         6.9.2 Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Participant has a right to continue as a Director for any period of time or at any particular rate of compensation.

6.10 Regulatory Approval and Compliance. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an option under the Plan, unless obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee and unless complying, to the Committee's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Committee.

                             7. CAPITAL ADJUSTMENTS

The aggregate number and class of Shares subject to and authorized by the Plan, the number and class of Shares with respect to which an option may be granted to an Eligible Participant under the Plan as provided in Article 6, the number and class of shares subject to each outstanding option, and the exercise price per share specified in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                         8. CHANGE IN CONTROL OF COMPANY

In the event of a "Change in Control" of Source Capital Corporation, all options outstanding under the 1994 Stock Option Plan as of the date on which the change in control occurs will become fully exercisable and the value of all outstanding options will be cashed out. The cash-out price will be the difference between the exercise price and the "Change in control price". A Change in control is defined as: (i) the acquisition by any person of 50% or more of the outstanding shares of the Company, or (ii) the occurrence of a transaction requiring shareholder approval and involving the sale of all or substantially all of the assets of the Company or the merger of the company into another Corporation. The "Change in control price" shall be the higher of (i) the highest closing price of Common Stock as reported in any public market during the 120 calendar day period preceding the date of the first public announcement of the change in control; or (ii) the highest price paid or offered in any bona-fide transaction or offer related to the change in control of the Company during the 120 calendar day period preceding the date of the first public announcement of the change in control.

                             9. EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by the Company, and none of such expenses shall be charged to any optionee.

                   10. EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective immediately following approval by the Company's stockholders. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the terms of any then-outstanding options.

                    11. TERMINATION AND AMENDMENT OF THE PLAN

The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made that would change the amount, price or timing of the Initial, Annual, and/or Additional Grants other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that if required the Plan under Rule 16b-3, no amendment that would:

          a. materially increase the number of Shares that may be issued under the Plan,

          b. materially modify the requirements as to eligibility for participation in the Plan, or

          c. otherwise materially increase the benefits accruing to participants under the Plan shall be made without the approval of the Company's stockholders.

                           SOURCE CAPITAL CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2000
                              at 6:00 p.m., P.D.T.
                               Spokane, Washington

The undersigned hereby appoints ALVIN J. WOLFF, JR. and D. MICHAEL JONES, and each of them, proxies of the undersigned, with full power of substitution, to represent and vote as directed herein all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Source Capital Corporation to be held May 25, 2000, and at all adjournments or postponements thereof, with all powers the undersigned would have if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE WITH RESPECT TO MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1. ELECTION OF CLASS III DIRECTORS for a three year term ending with the annual meeting of shareholders in 2003

      [ ] FOR all nominees listed below, (except as marked to the contrary)

           Clarence H. Barnes        Robert E. Lee     D. Michael Jones

         To withhold authority for any individual nominee, write that nominee's name on the space provided below:

         -----------------------------------------------------------------------

      [ ] WITHHOLD AUTHORITY to vote for all nominees listed above


2.       PROPOSAL TO AMEND THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN.

                    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

3.       PROPOSAL TO AMEND THE COMPANY'S 1994 KEY EMPLOYEE STOCK OPTION PLAN

                    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

4.       PROPOSAL TO AMEND THE COMPANY'S 1994 DIRECTORS STOCK OPTION PLAN

                    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

5. PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR 2000.

                    FOR [  ]      AGAINST [  ]      ABSTAIN [  ]

6. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.

Please date and sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, please indicate title. If shares are held jointly, each holder should sign. For a corporation, the full corporation name should be signed by a duly authorized officer who should state his title. For a partnership, an authorized person should sign in the partnership name and state his title.

Date                                  , 2000.
     ---------------------------------


-------------------------------                     ----------------------------
Signature of Shareholder                            Signature of Shareholder


-------------------------------                     ----------------------------
Please print name                                   Please print name

               The Board of Directors recommends a Vote "For" all nominees named in Proposal No. 1 and For Proposals Nos. 2, 3, 4 and 5

        IF YOU PLAN TO ATTEND THE MEETING IN PERSON PLEASE CHECK HERE [ ]